                                                                    EXHIBIT 99.3


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


     In re:                    )         Chapter 11
                               )
     LASON, INC., et al,       )         Case Nos. 01-11488, 01-11489, 01-11491,
                               )                   01-11492, 01-11494, 01-11496,
                               )                   01-11497 and 01-11499
                               )
          Debtors.             )         Jointly Administered
                               )         Re: Docket No. 267


                    FINDINGS OF FACT, CONCLUSIONS OF LAW AND
                         ORDER CONFIRMING FIRST AMENDED
              JOINT PLAN OF REORGANIZATION OF LASON, INC. AND ITS
           SUBSIDIARY DEBTORS DATED MARCH 18, 2002 RE: DOCKET NO. 267


Lason, Inc. ("LSON") and its direct and indirect subsidiaries, debtors and debtors-in-possession herein (collectively, the "Debtors" or "Lason"), having filed with this Court their respective voluntary petitions for relief under Chapter 11 of Title 11, United States Code, 11 U.S.C. ss. ss. 101 et seq. (the "Bankruptcy Code") on December 5, 2001 (the "Petition Date"); and Lason having filed with this Court the First Amended Joint Plan of Reorganization Of Lason, Inc. And Its Subsidiary Debtors, dated March 18, 2002, certain Revised Technical Amendments to Debtors' First Amended Joint Plan of Reorganization dated May 3, 2002 and a Second Technical Amendment To Debtors' First Amended Joint Plan Of Reorganization dated May 15, 2002 (the "Plan");(1) and Lason having filed with this Court the Disclosure Statement With Respect To First Amended Joint Plan Of Reorganization Of Lason, Inc. And Its Subsidiary Debtors, dated March 18, 2002 (the "Disclosure Statement");(2) and the Disclosure Statement


---------------------------
(1) The Debtors will file a conformed copy of the Plan including all amendments thereto within 10 days of entry of this Order.

(2) Capitalized items used but not defined herein shall have the meaning ascribed to such terms in the Plan or the Disclosure Statement, as the case may be.

having been approved by order of the Court dated March 19, 2002 (the "Disclosure Statement Approval Order"); and the Court having commenced a hearing to consider confirmation of the Plan on April 30, 2002 (the "Confirmation Hearing"); and the Court having considered the entire record adduced at the Confirmation Hearing, including, without limitation, written submissions and the statements of the parties appearing at such hearing and after due deliberation;


                   FINDINGS OF FACT AND CONCLUSIONS OF LAW(3)

     IT IS HEREBY FOUND AND DETERMINED that:

A.   JURISDICTION, VENUE AND CORE PROCEEDING.

     This Court has jurisdiction over the Chapter 11 Cases pursuant to 28 U.S.C. ss. ss. 157 and 1334. Venue is proper pursuant to 28 U.S.C. ss. ss. 1408 and 1409. Confirmation of the Plan is a core proceeding pursuant to 28 U.S.C. ss. ss. 157(b)(2)(L) over which this Court has jurisdiction.

B.   JUDICIAL NOTICE.

     This Court takes judicial notice of all matters of record in the Debtors' chapter 11 cases to the extent permitted by applicable law.

C.   BURDEN OF PROOF.

     Lason, as proponent of the Plan, has met the burden of proving the elements of Section 1129(a) of the Bankruptcy Code by a preponderance of the evidence.




----------------------
(3) Pursuant to Bankruptcy Rule 7052, findings of fact shall be construed as conclusions of law and conclusions of law shall be construed as findings of fact when appropriate.

D.   TRANSMITTAL AND MAILING OF DISCLOSURE STATEMENT; NOTICE

     In accordance with the Order Approving Form of Notice and Solicitation Procedures dated March 25, 2002 (the "Solicitation Order"), the Debtors' solicitation agent, First Union National Bank, timely: (1) mailed the notice of the Confirmation Hearing,the Disclosure Statement and ballots to all parties entitled to receive the same notice as set forth in the Solicitation Order; and
(2) published notice of the Confirmation hearing as provided in the Solicitation Order. Adequate and sufficient notice of the Confirmation Hearing and other requirements, deadlines and matters described in the Solicitation Order was provided in compliance with the Solicitation Order and the Bankruptcy Rules, and no other and further notice is required. All parties in interest had the opportunity to appear and be heard at the Confirmation Hearing.


E.   ACCEPTANCE OF THE PLAN.

     1. As evidenced by the Ballot Certification, Classes 2A, 2B, 3 and 4 voted to accept the Plan pursuant to the requirements of Section 1126 of the Bankruptcy Code. Class 5 did not accept the Plan pursuant to Section 1126 of the Bankruptcy Code.

     2. Class 1 is not impaired under the Plan, as provided in Section 1124(1) of the Bankruptcy Code and is deemed to have accepted the Plan pursuant to
Section 1126(f) of the Bankruptcy Code.

     3.  Classes 6, 7, 8, 9 and 10 are impaired under the Plan, as provided in
Section 1124 of the Bankruptcy Code, and are each deemed to have rejected the Plan pursuant to Section 1126(g) of the Bankruptcy Code

F.   COMPLIANCE WITH REQUIREMENTS OF SECTION 1129 OF THE BANKRUPTCY CODE.

     1. SECTION 1129(A)(1) -- PLAN COMPLIANCE WITH PROVISIONS OF THE BANKRUPTCY CODE.

     The Plan complies with all applicable provisions of the Bankruptcy Code thereby satisfying ss. ss. 1129(a)(1) of the Bankruptcy Code.

          a.   PROPER CLASSIFICATION (11 U.S.C. ss. ss. 1122 AND 1123(A)(1)).

     Pursuant to Sections 1122(a) and 1123(a)(1) of the Bankruptcy Code,
Article II of the Plan designates Classes of Claims and Interests, other than Administrative Claims and Priority Tax Claims, which are not required to be classified. As required by Section 1122(a), each Class of Claims and Interests contains only Claims or Interests that are substantially similar to the other Claims or Interests within that Class, and therefore the Plan satisfies Sections 1122(a) and 1123(a)(1) of the Bankruptcy Code. The Plan places all Claims in Classes 2A, 3, 4 and 5 into a single class, regardless of whether such Claims are against a single Debtor or multiple Debtors. Such classification is proper under the facts and circumstances of the Plan and these chapter 11 cases, including the fact that each of the Debtors is jointly and severally liable for the Prepetition Lender Claims.

          b.   SPECIFICATION OF TREATMENT OF AND IMPAIRMENT.

     In accordance with Sections 1123(a)(2) and (3) of the Bankruptcy Code,
Article III of the Plan specifies all Claims and Interests that are not impaired and specifies the treatment of all Claims and Interests that are impaired. In accordance with Section 1123(a)(4) of the Bankruptcy Code,
Article III of the Plan also provides the same treatment for each Claim or Interest within a particular Class.

        c. MEANS FOR IMPLEMENTATION OF THE PLAN (11 U.S.C. ss. 1123(A)(5)).

     The Plan provides adequate means for its implementation, thereby satisfying Section 1123(a)(5) of the Bankruptcy Code.

        D. NON-VOTING EQUITY SECURITIES (11 U.S.C. ss.1123(A)(6)).

     Section 4.3(a) of the Plan provides for the inclusion in the Amended Certificates of Incorporation and By-Laws of the Reorganized Debtors of a provision prohibiting the issuance of non-voting equity securities, and, therefore, the Plan satisfies the requirements of Section 1123(a)(6) of the Bankruptcy Code.

     2. SECTION 1129(A)(2) -- DEBTOR'S COMPLIANCE WITH PROVISIONS OF THE BANKRUPTCY CODE.

     The Debtors, as proponents of the Plan, have complied with the applicable provisions of the Bankruptcy Code, concluding, without limitation, Sections
1125 and 1126. The solicitation of acceptances or rejections of the Plan was:
(a) incompliance with the procedures set forth in the Solicitation Order and applicable law; and (b) solicited after disclosure to Holders or Claims or Interests of adequate information as defined in Section 1125(a) of the Bankruptcy Code, as established by the Disclosure Statement Approval Order. Further, the Plan does not improperly release third parties. Therefore, the Plan satisfies Section 1129(a)(2) of the Bankruptcy code.

     3. SECTION 1129(A)(3) -- PLAN PROPOSED IN GOOD FAITH

        The Plan has been proposed in good faith and not by any means forbidden by law. In determining that the Plan has been proposed in good faith, the Court has examined the totality of the circumstances surrounding the formulation of the Plan. Consistent with the overriding purpose of chapter 11 of the Bankruptcy Code, the Plan is designed to allow the Debtors to reorganize by providing the Debtors with the means to substantially de-leverage their balance sheet and thereby realize the benefits of a recapitalization that enables the reorganized Debtors to satisfy their obligations with sufficient liquidity and capital resources to conduct their businesses. Moreover, the Plan itself, and the process leading to its formulation, provides independent evidence of the Debtors' good faith. Therefore, the Plan satisfies Section 1129(a)(3) of the Bankruptcy Code.

     i.   SECTION 1129(A)(4) -- PAYMENT OF COSTS AND EXPENSES.

     The Court finds that the fees and expenses incurred by the Debtors in the ordinary course with respect to the printing, mailing and distribution of the Disclosure Statement and related materials, including payments to First Union National Bank as Debtors' solicitation and balloting agent, are reasonable and that no further disclosure is required. The Court further finds that any fees and expenses payable to the Debtors' or Official Committee's professionals retained in the Chapter 11 Cases are subject to approval of this Court as reasonable. Therefore, the Court finds that all payments made or to be made by the Debtors for services or for costs and expenses incurred in, or in connection with, the Chapter 11 Cases, or in connection with the Plan and incident to the Chapter 11 Cases, have been disclosed and all are reasonable (or are subject to approval by this Court). Accordingly, the Plan satisfies the requirements of
Section 1129(a)(4) of the Bankruptcy Code.

     5.   SECTION 1129(A)(5) -- DISCLOSURE AS TO OFFICERS, DIRECTORS AND
INSIDERS.

     The proponents of the Plan have disclosed the identity and other relevant information with respect to all individuals, including insiders, proposed to serve, after confirmation of the Plan, as a director or officer of the Reorganized Debtors.(4) The Court finds and concludes that the appointment or continuation (as the case may be) of such individuals is consistent with the interests of Holders of Claims or Interests and with public policy. Therefore, the Plan satisfies Section 1129(a)(5) of the Bankruptcy Code.

     6.   SECTION 1129(A)(6) -- RATE CHANGES.

     Section 1129(a)(6) is inapplicable to confirmation of the Plan.

     7.   SECTION 1129(A)(7) -- BEST INTERESTS OF CREDITORS.

     With respect to each impaired Class of Claims and Interests, each Holder of a Claim or Interest of such Class has accepted the Plan, or will receive or retain under the Plan on account of such Claim or Interest, property of a value, as of the Effective Date of the Plan, that is not less than the amount that such Holder would so receive or retain if the Debtors were liquidated under Chapter 7 of the Bankruptcy Code on such date. Therefore, the Plan satisfies Section 1129(a)(7) of the Bankruptcy Code.


---------------------
(4) The Debtors have filed a Revised Technical Amendment to the Plan that provides for the Creditors Committee to select one director that is reasonably acceptable to the Debtors and the Prepetition Lenders. The Creditors Committee shall have until June 3, 2002 to file a notice with the Court providing the name and background of the person selected to serve. The initial terms of the directors designated by the Prepetition Agent and the Official Committee shall be coterminous for a period of not less than one (1) year.

     8.   SECTION 1129(A)(8) -- PLAN ACCEPTANCE.

     Class 5 did not vote to accept the Plan. Moreover, Holders of Claims and Interests in Classes 6, 7, 8 and 9 are not receiving any distribution from the Debtors on account of their Claims and Interests and, therefore, are deemed to have rejected the Plan. As a result, the Plan does not comply with
Section 1129(a)(8) of the Bankruptcy Code, but instead, must satisfy the "cramdown" requirements set forth in Section 1129(b) of the Bankruptcy Code. As discussed below, the Plan does satisfy such cramdown requirements.

     9. SECTION 1129(A)(9) -- TREATMENT OF CLAIMS ENTITLED AS PRIORITY PURSUANT TO SECTION 507(a) OF THE BANKRUPTCY CODE.

     Except to the extent that the Holder of a particular Claim agrees to a different treatment of such Claim, the Plan provides that Administrative Claims (Section 507(a)(1)), Non-Tax Priority Claims (Sections 507(a)(2) through 507(a)(7)) and Priority Tax Claims (Section 507(a)(8)) shall be paid in full in accordance with the provisions of Section 1129(a)(9) of the Bankruptcy Code. Therefore, the Plan satisfies Section 1129(a)(9) of the Bankruptcy Code.

     10.  SECTION 1129(A)(10) -- ACCEPTANCE BY AT LEAST ONE IMPAIRED CLASS.

     Classes 2A, 2B, 3 and 4 are each impaired under the Plan and have each accepted the Plan, without regard to the vote of any insiders in such classes. Therefore, the Plan satisfies Section 1129(a)(10) of the Bankruptcy Code.

     11.  SECTION 1129(A)(11) -- FEASIBILITY.

     Confirmation of the Plan is not likely to be followed by the liquidation, or the need for further financial reorganization of the Debtors, and, therefore, the Plan satisfies Section

1129(a)(11) of the Bankruptcy Code. Without limiting the generality of the foregoing, the Bankruptcy Court finds, based upon the record made at the Confirmation Hearing, that the Reorganized Debtors have demonstrated a reasonable likelihood that the Reorganized Debtors will have sufficient capital and liquidity to operate their businesses in the ordinary course and to satisfy their obligations under the Plan and as incurred in connection with their business operations going forward.

     12.  SECTION 1129(A)(12) -- PAYMENT FOR FEES.

     The Debtors have paid or, pursuant to Section 13.5 of the Plan, shall pay, on or prior to the Effective Date, all amounts due under 28 USC ss. 1930 and, therefore, the Plan satisfies Section 1129(a)(12) of the Bankruptcy Code.

     13.  RETIREE BENEFITS (SECTION 1129(A)(13)).

     The Plan provides for the continuation after its Effective Date of all of the Debtors' Pension Plans in accordance with ERISA and other applicable law pursuant to Section 7.5 of the Plan. Therefore, the Plan complies with Section 1129(a)(13) of the Bankruptcy Code.

     14.  SECTION 1129(B) -- CRAMDOWN.

     Holders of Claims and Interests in Class 5 have not voted to accept the Plan. Moreover, Classes 6, 7, 8, and 9 do not receive any distribution from the Debtors on account of such Claims or Interests and, therefore, are deemed to have rejected the Plan. However, the Plan does pay any secured creditor (including the Prepetition Lenders) in excess of 100% of their allowed secured claim and is fair and equitable with respect to all of the rejecting Classes. The Plan does not discriminate unfairly with respect to any classes of claims or interests. In addition, the Plan does not violate the absolute priority rule and is fair and equitable with respect to Class 5 and all junior classes of claims or interests. Further, because the value of Reorganized Lason as of the Effective Date is substantially less than Lason's secured indebtedness existing at the Petition Date, the Plan does not discriminate unfairly and is fair and equitable with respect to Holders of Claims and Interests in Classes 5, 6, 7, 8, and 9. Therefore, the Plan satisfies Section 1129(b)(1) of the Bankruptcy Code with respect to each of the Classes that have not accepted the Plan.

                                     ORDER

     NOW THEREFORE, IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:

A.   CONFIRMATION OF THE PLAN.

     The Plan shall be, and hereby is, confirmed in each and every respect pursuant to Section 1129 of the Bankruptcy Code. Any modifications to the Plan as approved by the Court at the Confirmation Hearing as set forth in the Revised Technical Amendments shall be, and hereby are, approved and are incorporated into and made part of the Plan. Each and every provision of the Plan is incorporated by reference into, and is made an integral part of, this Confirmation Order as if the Plan were set forth in its entirety in this paragraph.

     All objections to the Plan that have not been withdrawn prior to, or on the record at, the Confirmation Hearing, or resolved by separate order of the Court, are hereby expressly overruled.

B.   APPROVAL OF PLAN DOCUMENTS.

     Each of the Plan Documents, including, without limitation, the Amended and Restated Prepetition Credit Facility, Junior Note Indenture, Executive Management Incentive Plan, Disbursing Agent instructions, Amended Certificates of Incorporation and By-Laws and any other document, agreement, security, note, or instrument executed and delivered in connection with the Plan and the Plan Documents (collectively, as may be modified, amended or supplemented after entry of this order with the consent of the Prepetition Agent and the Debtors, the "Plan Related Documents"), is hereby approved in its entirety. The Amended and Restated Prepetition Credit Facility continues to be negotiated between the Debtors and Prepetition Lenders, the final version of which will be submitted to this Court and served on all parties as appropriate. Upon the Effective Date, the Plan and each of the Plan Related Documents shall constitute legal, valid, binding and authorized agreements, instruments or documents, enforceable in accordance with its terms.

C.   EFFECTS OF CONFIRMATION.

     1.  BINDING EFFECT.

     In accordance with the provision of Section 1141 of the Bankruptcy Code and immediately upon entry of the Confirmation Order (but subject to the occurrence of the Effective Date), the Plan and all of its provisions hall bee, and hereby are, binding upon the Debtors, the Reorganized Debtors, and Person acquiring or receiving property or a distribution under the Plan, any lessor or lessee or property to or from the Debtors, any Creditor of the Debtors and any Holder of a Claim against or Interest in the Debtors, whether or not the claim or Interest of such Holder is impaired under the Plan and whether or not such Holder has accepted or rejected the Plan or will or will not receive a distribution under the Plan.

     2.   EXECUTORY CONTRACTS AND UNEXPIRED LEASES.

     The executory contract and unexpired lease provisions of Article VII of the Plan shall be, and hereby are, approved. Upon the Effective Date, all executory contracts and unexpired leases of the Debtors other than employment agreements (except those rejected by prior order of the ???? or which are the subject of a motion to reject or notice of rejection pending as of the Effective Date or which were otherwise expressly identified for rejection on the record at the Confirmation Hearing) will be deemed assumed in accordance with the provisions and requirements of Sections 365 and 1123 of the Bankruptcy Code and Article VII of the Plan. Except as otherwise expressly set forth in the Plan or herein, each of the employment contracts between a Debtor and an employee of such Debtor will be rejected pursuant to the provisions of section 2365 and 1123 of the Bankruptcy Code on the Effective Date, except those employment contracts so identified by the Debtors on a list to be filed with the Bankruptcy Court on or before the Confirmation Date as executory contracts to be assumed or as previously assumed by order of the Bankruptcy Court. Any employment contracts assumed by the Debtors shall be deemed modified such that the transactions contemplated by the Plan shall be deemed not to constitute a "change of control" as defined in, and for purposes of, the relevant employment contracts. To the extent there exist any executory contracts between the Debtors and Karen Carello Nocket and Mark Carello, such contracts are hereby deemed rejected. The Reorganized Debtors are directed to continue the Pension Plans in accordance with ERISA and other applicable law, as provided in the Plan.

     3.   INJUNCTIONS AND STAYS REMAIN IN EFFECT UNTIL EFFECTIVE DATE.

     All injunctions and stays pursuant to Sections 105 and 362 of the Bankruptcy Code or otherwise shall remain in full force and effect until the Effective Date of the Plan, except that nothing herein shall bar the taking of such actions as are necessary to effectuate the transactions specifically contemplated by the Plan, the Plan Related Documents or this Confirmation Order prior to the Effective Date. Subsequent to the Effective Date, all such injunctions and stays shall cease and be of no further force or effect, without further order of the Court being necessary.

     4.   LASON CLASS ACTION

     Upon the Effective Date, the automatic stay imposed by Section 362 of the Bankruptcy Code shall be modified to permit the parties to prosecute and defend the class action lawsuit captioned in re Lason, Inc., Securities Litigation, Case No. 99-76134 currently pending in the United States District Court for the Eastern District of Michigan (the "Lason Class Action"), until settlement or final judgment has been reached and to take such actions as are necessary and appropriate to exercise their respective rights of appeal, until such rights have been exhausted; provided, however, that the Lason Class Action plaintiffs may enforce or execute upon any (a) settlement, and (b) judgment entered by a court of competent jurisdiction or (c) other disposition of the underlying claims in the Lason Class Action first against the proceeds of any applicable insurance policies. To the extent that a judgment or settlement of the Lason Class Action is not fully satisfied by insurance proceeds, such plaintiffs shall have a Class 8 Securities Claim in the amount of the deficiency which shall be treated in accordance with the Plan.

     Nothing in this Order or the Plan shall constitute a discharge or an injunction against the prosecution or settlement of the Lason Class Action and/or the enforcement of any monetary award or judgment as outlined immediately above by the Lason Class Action plaintiffs against the Debtors or the former directors and officers of the Debtor. Nothing stated here shall affect (in the rights of the parties to prosecute or ?????? against the merits of the allegations asserted in the Lason Class Action (other than as provided in the paragraph immediately above) and any subsequent appellate proceedings with respect to the Lason Class Action, or (b) constitute a determination as to the priority, right or extent or any party's claims to proceeds of any applicable insurance policies and all parties rights to such issues are expressly preserved.

D.   MATTERS RELATING TO IMPLEMENTATION OF THE PLAN.

     1.   IMPLEMENTATION.

     Prior to the occurrence of the Effective Date, the Debtors (and following the Effective Date, the Reorganized Debtors) and their directors, officers and representatives are authorized and empowered to take all actions necessary or appropriate to consummate the transactions contemplated by the Plan and the Plan Related Documents, and to perform thereunder. The chief executive officer and any other authorized officer of the Reorganized Debtors (or the Debtors) is authorized and empowered, without the necessity of any further order, to enter into, execute and deliver the Plan Related Documents in substantially the form hereby approved, subject to such amendments as may be agreed to by the parties thereto or approved by this Court at the Debtors' request, provided such amendments shall be consistent with the Plan.

     2.  CONTINUED CORPORATE EXISTENCE.

     The Debtors, as Reorganized Debtors, shall continue to exist after the Effective Date as separate corporate entities, each with all the powers of a corporation under the laws of the respective Sale of incorporation, and without prejudice to any right to alter or terminate such existence (whether by merger or otherwise) under such applicable state law. Except as otherwise provided in the Plan or any of the Plan Related Documents, on and after the Effective Date, all property of the Estates, and any property acquired by the Debtors or the Reorganized Debtors under the Plan shall vest in the Reorganized Debtors, free and clear of all Claims, liens, charges or other encumbrances and interests.

     On and after the Effective Date, the Reorganized Debtors may operate their businesses and may use, acquire and dispose of property and compromise or settle any Claims or Interests without supervision or approval by the Bankruptcy Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules. Without limiting the foregoing, the Reorganized Debtors (subject to the occurrence of the Effective Date) may pay the charges that they incur after the Confirmation Date for Professionals' fees, disbursements, expenses or related support services without application to the Court.

     3.   CORPORATE ACTION.

     On the Effective Date, the adoption of the Amended Certificates of Incorporation and/or By-Laws or similar constituent documents, the selection of directors and officers for the Reorganized Debtors, and all actions contemplated by the Plan and Plan Related Documents shall be, and hereby are, authorized and approved in all respects (subject to the provisions of the Plan). All matters provided for in the Plan and other Plan Related Documents involving the corporate structure of the Debtors or Reorganized Debtors, any ??????? action required by the Debtors or the Reorganized Debtors in connection with the Plan shall be, and hereby are, deemed to have occurred and be effective as provided in the Plan, and shall be, and hereby are, authorized and approved in all respects without any requirement of further action by any Person or Entity.

     4.   CANCELLATION AND SURRENDER OF EXISTING SECURITIES AND AGREEMENTS.

     Except as may otherwise be provided in the Plan, on the Effective Date, (i) the Old Secured Notes, the Old Preferred Stock, Old Common Stock, the Securities Claims, the Old Rights and Warrants, and any other notes, indentures or other instruments or documents evidencing or creating any indebtedness or obligations of a Debtor that are reinstated or amended and restated under the Plan, shall be deemed cancelled, without further act or action under any applicable agreement, law, regulation, order or rule; and (ii) the obligations of the Debtors under any agreements, indentures or certificates of designation governing such indebtedness and Interests and any other notes, indentures or other instruments or documents, including the obligations of the Debtor under any shareholder agreements, as the case may be, shall be discharged and released.

     5.  EXEMPTION FOR ISSUANCE OF NEW SECURITIES.

     The New Senior Notes, New Junior Note, and New Common Stock to be issued pursuant to the terms of the Plan and Plan Related Documents shall be issued pursuant to (and shall be entitled to) the exemption set forth in Section 1145(a)(1) of the Bankruptcy Code; provided, however, nothing herein shall make such securities tradeable, without restriction, by any Entity that is an underwriter as provided in Section 1145(b)(1) of the Bankruptcy Code.

     6.  DISTRIBUTIONS.

     Reorganized Debtors shall make all distributions required under the Plan in accordance with the terms and provisions of Articles VI and VIII of the Plan and the Disbursing Agent Escrow Instructions. Notwithstanding any other provision of the plan or this confirmation Order, each Person or Entity that has received any distribution pursuant to the Plan shall, and hereby does, have sole and exclusive responsibility for the satisfaction and payment of any tax obligation imposed by any governmental unit, including income, withholding and tax obligations, on account of such distribution.

     The Disbursing Agent providing services related to distributions pursuant to the Plan in accordance with the Disbursing Agent Escrow Instructions shall receive from the Reorganized Debtors reasonable compensation for such services and reimbursement of reasonable out-of-pocket expense incurred in connection with such services pursuant without the need for any further approval by this Bankruptcy Court.

     In accordance with Section 553 of the Bankruptcy Code, the Reorganized Debtors may set off against any Allowed Claim and the distributions to be made on account of such Claim pursuant to Section 6.10 and the other provisions of the Plan, provided, however, that neither the failure to effect such a setoff nor the allowance of any Claim shall constitute a waiver or release by the Debtors or Reorganized Debtors of any such claims, rights and causes of action that the Debtors or Reorganized Debtors may possess against such Holder.

E.   EXEMPTIONS FROM TAXATION.

     Pursuant to Section ??? of the Bankruptcy Code: (1) the issuance, distribution, transfer or exchange of the New Senior Notes, New Junior Note, and New Common Stock; (2) the creation, modification, consolidation or recording of any mortgage, deed of trust other security interest, the securing of additional indebtedness by such means or by other means (whether in connection with the issuance and distribution of the New Senior Notes, New Junior Note, and New Common Stock or otherwise); (3) the making, assignment or recording of any lease or sublease; (5) the making, delivery or recording of any deed or other instrument of transfer under, in furtherance of, or in connection with, the Plan and Plan Related Documents, including any deeds, bills of sale, assignments or other instruments of transfer executed in connection with any transactions arising out of, contemplated by or in any way related to the Plan, Plan Related Documents or this Confirmation Order, shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, real estate transfer tax, mortgage recording tax or other similar tax or governmental assessment, and the appropriate state or local governmental officials or agents shall be, and hereby are, directed to forego the collection of any such tax or governmental assessment and to accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax or governmental assessment. Any taxes previously escrowed by the Debtors in connection with previous orders of this court authorizing asset sales shall be released to the Debtors.

F.   DISCHARGE AND RELATED PROVISIONS.

     1.   PERMANENT INJUNCTION.

     Except as otherwise provided in the Plan, upon the Effective Date, all Persons or Entities who have held, hold or may hold Claims against or Interests in the Debtors are (i) permanently enjoined form taking any of the following actions against the Estate(s), or any of their property, on account of such Claims or Interests and (ii) permanently enjoined from taking any of the following actions against any of the Debtors, the Reorganized Debtors or their property on account of such Claims or Interests: (1) commencing or continuing, in any manner or in any place, any action or other proceeding; (2) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order; (3) creating, perfecting or enforcing any lien or encumbrance; (4) asserting a setoff, right or subrogation or recoupment of any kind against any debt, liability or obligation due to the Debtor's, unless otherwise preserved through a proof of claim, a pleading or in a proceeding before this Court; and
(5) commencing or continuing, in any manner or in any place, any action that does not comply with or is inconsistent with the provisions of the Plan; provided, however, that nothing contained in this Confirmation Order or the Plan shall preclude such Persons from exercising


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
their rights pursuant to and consistent with the terms of the Plan and the Plan Related Documents. Notwithstanding any provision to the contrary in the Plan or this order, confirmation of the Debtors' Plan shall not affect the right of the United States to assert its rights of setoff or recoupment.

     2.  DISCHARGE OF DEBTORS.

     Except as otherwise provided herein, the Plan or the Plan Related Documents, on the Effective Date, the Debtors shall be discharged from any and all Claims that arose before the date of entry of this Confirmation Order to the fullest extent provided by the Bankruptcy Code, including Sections 524 and 1141 thereof, whether or not a proof of claim for such Claim was filed or deemed filed under Section 501 of the Bankruptcy Code, whether or not such Claim is allowed pursuant to Section 502 of the Bankruptcy Code, whether or not the Holder of such Claim has accepted the Plan, and whether or not such Claim is known, unknown, fixed, contingent, matured, unmatured, liquidated or unliquidated.

     3.  COMPLIANCE WITH ENVIRONMENT LAWS AND REGULATIONS.

     Nothing in this Confirmation Order or the Plan discharges any of the Debtors or Reorganized Debtors from any liability to a governmental entity under any environmental statute, regulation permit or order that any entity would be subject to as the owner or operator of property or facilities after the Confirmation Date. Nothing in this Confirmation Order or in the Plan discharges or releases any claim of the United States that arises after the Confirmation Date to the extent such discharge or release would be inconsistent with controlling authority in the Third Circuit Court of Appeals. Furthermore, notwithstanding


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

any provision to the contrary in (a) the Plan or (b) this Confirmation Order, Class 5 Claims shall not include (i) any right of a governmental entity to an equitable remedy to the extent such equitable remedy does not fall within the definition of "claim" under 11 U.S.C. ss. 101(5), and (ii) any right of a governmental entity to impose a penalty for any violations of environmental laws by the Debtors during the pendency of the Chapter 11 Cases which constitute an Administrative Claim under the Bankruptcy Code.

G.   RETENTION OF JURISDICTION.

     Notwithstanding the entry of this Confirmation Order or the occurrence of the Effective Date, the Bankruptcy Court shall retain jurisdiction over the Chapter 11 Cases and related matters after the Confirmation Date and after the Effective Date, as legally permissible, as and to the extent provided in Article XI of the Plan.

H.   PAYMENT OF STATUTORY FEES.

     As soon as reasonably practicable after the Effective Date, the Debtors shall pay all fees payable pursuant to 28 U.S.C. ss. 1930.

I.   FEE APPLICATIONS.

     Upon the request of the Reorganized Debtors, the Court will set a bar date for filing final applications for allowances of compensation for services rendered and reimbursement of expenses incurred through the Confirmation Date and/or for other Administrative Claims.

J.   NOTICE OF ENTRY OF CONFIRMATION ORDER.

     Pursuant to Bankruptcy Rules 2002(f)(7) and 3020(c), the Debtors are directed to mail a notice of the entry of this Confirmation Order on all Holders of Claims or Interests to whom


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


the notice of the Confirmation Hearing was mailed and to the United States Trustee no later than thirty (30) days after the Confirmation Date.

K.   EFFECT OF REFERENCE TO THE PLAN IN THIS CONFIRMATION ORDER.

     The failure to reference or discuss any particular provision of the Plan in this Confirmation Order shall have no effect on the validity, binding effect and enforceability of such provision, and each provision of the Plan shall have the same validity, binding effect and enforceability as if fully set forth in this Confirmation Order.

L.   SUBSTANTIVE CONSOLIDATION.

     The limited substantive consolidation of the Debtors contained in
Section 4.1 of the Plan is approved.

M.   ORDER IMMEDIATELY EFFECTIVE.

     Pursuant to Bankruptcy Rule 3021(e), the Court hereby orders that this Confirmation Order shall not be automatically stayed and shall be effective and enforceable immediately.

N.   HEADINGS.

     Headings utilized herein are for the convenience of reference only, and shall not constitute a part of the Plan or this Confirmation Order for any other purpose.

     IT IS SO ORDERED.

Dated: Wilmington, Delaware
       May 17, 2002


                                                /s/ Mary F. Walrath
                                                -----------------------
                                                Mary F. Walrath
                                                United States Bankruptcy Judge


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